Exhibit 10.22

Execution Version

CREDIT FACILITY TERMINATION AGREEMENT

THIS CREDIT FACILITY TERMINATION AGREEMENT (this “Termination Agreement”), dated as of October 21, 2015, is entered into by and among GOLUB CAPITAL BDC REVOLVER FUNDING LLC, an Delaware limited liability company (the “Borrower”), GOLUB CAPITAL BDC, INC., a Delaware corporation (the “Servicer”), U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”), a national banking association, and THE PRIVATEBANK AND TRUST COMPANY (“PrivateBank”), an Illinois banking association. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Credit Agreement (as defined below).

RECITALS

WHEREAS, reference is made to the following agreements entered into in connection with the establishment of a revolving credit facility for the benefit of the Borrower on November 22, 2013:

A.	The Credit Agreement (the “Credit Agreement”), dated as of November 22, 2013, as amended by that certain Amendment No. 1 to Credit Agreement dated as of November 24, 2014, by and among the Borrower, as borrower, the Servicer, as servicer, each of the Lenders from time to time party thereto and PrivateBank, as administrative agent (the “Administrative Agent”);

B.	The Securities Account Control Agreement, dated as of November 22, 2013, by and among the Borrower, as debtor, the Servicer, as servicer, and PrivateBank, as securities intermediary and administrative agent;

C.	The Collateral Custodian Agreement, dated as of November 22, 2013, by and among the Borrower, as borrower, PrivateBank, as administrative agent, U.S. Bank, as collateral custodian, and the Servicer, as servicer;

D.	The Securities Account Control Agreement, dated as of November 22, 2013, by and among the Borrower, as borrower, PrivateBank, as administrative agent, U.S. Bank, as custodian, and the Servicer (solely with respect to Section 5 thereof);

E.	The Variable Funding Note (the “Note”) issued by the Borrower on November 22, 2013 for the benefit of and payable to the order of PrivateBank;

F.	The Assignment (Sale) Agreement, dated as of November 22, 2013, by and between the Servicer, as transferor, and the Borrower, as transferee;

G.	The Master Letter of Credit Agreement, dated as of November 14, 2013, issued by the Borrower, as applicant, in favor of PrivateBank;

H.	That certain letter agreement, dated as of November 22, 2013, by and between PrivateBank and the Borrower; and

I.	All other ancillary documents and agreements issued or executed, as applicable, in connection with the Credit Agreement;

The agreements listed under A through I above are referred to collectively as the “Credit Facility Documents”;

WHEREAS, the Borrower desires to pay in full all Aggregate Unpaids outstanding under the Credit Agreement and all other amounts owed under the Credit Facility Documents (the “Pay-Off Amount”), which amount shall include, without limitation, amounts owing to the Administrative Agent, the Issuing Lender, each Lender, all assignees and participants of each Lender, any sub-agent of the Administrative Agent, U.S. Bank, the Servicer and any indemnities owing under or in connection with the Credit Agreement or any other Credit Facility Document (the “Relevant Parties”) as listed on Schedule I hereto;

WHEREAS, upon payment of the Pay-Off Amount, the parties hereto desire to terminate the Credit Facility Documents on the date hereof

NOW, THEREFORE, based upon the above recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

1.        Termination. Upon receipt by the Relevant Parties of the Pay-Off Amount on the date hereof (the “Termination Date”), each party to each of the Credit Facility Documents agrees that each of the Credit Facility Documents to which it is a party or with respect to which it has rights, and all of such party’s rights and obligations thereunder, have terminated on the Termination Date, and as of the Termination Date, the Borrower has satisfied all of the Borrower’s obligations under each of the Credit Facility Documents and has no further obligations to any such party except, in each case, for those provisions which survive by their terms (such as indemnifications and non-petition covenants). The Administrative Agent shall cause the delivery of the Note to Golub Capital, 150 South Wacker Drive, Suite 800, Chicago, IL 60606, Attention: Sang Lee, and from and after the Termination Date, the Note outstanding under the Credit Agreement shall be considered redeemed, paid in full and no longer outstanding.

2.        Lien Termination. Upon the Termination Date, the security created under the Credit Agreement is hereby released and discharged, and the Administrative Agent, the Borrower and the Servicer hereby authorize Dechert LLP to file termination statements (Form UCC-3) with respect to all UCC-1 financing statements filed pursuant to the Credit Agreement or any other Credit Facility Document as set forth on Schedule II hereto.

3.        Administrative Agent Authority. The Borrower, Servicer and Administrative Agent hereby authorize and direct U.S. Bank to execute, deliver and perform this agreement.

4.        Unconditional Waiver. Notwithstanding anything to the contrary in any of the Credit Facility Documents, each party to each of the Credit Facility Documents agrees to waive any notice requirements (including notice periods) and condition precedents applicable to termination under the Credit Facility Documents.

5.        Representations and Warranties. Each party to this Termination Agreement hereby represents, warrants and acknowledges to all other parties as of the date hereof that: (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Termination Agreement and to fulfill its obligations hereunder and to consummate the transactions contemplated hereby, and (ii) this Termination Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, winding-up, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

6.        Miscellaneous. This Termination Agreement, including without limitation, the representations, warranties, covenants and indemnities contained herein, shall be binding upon, be enforceable by, and inure to the benefit of the parties to this Termination Agreement and their respective successors and assigns. This Termination Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one agreement binding on the parties. Delivery of an executed counterpart by fax or e-mail shall be effective as delivery of a manually executed counterpart of this Termination Agreement. THIS TERMINATION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[Signatures to follow.]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Termination Agreement as of the date first stated above.

GOLUB CAPITAL BDC REVOLVER FUNDING LLC

By:	/s/ Ross A. Teune
Name: Ross A. Teune
Title: Chief Financial Officer

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GCRF II Credit Facility Termination Agreement

IN WITNESS WHEREOF, the undersigned have executed and delivered this Termination Agreement as of the date first stated above.

GOLUB CAPITAL BDC, INC.

By:	/s/ Ross A. Teune
Name: Ross A. Teune
Title: Chief Financial Officer

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GCRF II Credit Facility Termination Agreement

IN WITNESS WHEREOF, the undersigned have executed and delivered this Termination Agreement as of the date first stated above.

THE PRIVATEBANK AND TRUST COMPANY, as Administrative Agent

By:	/s/ Michael F. Perry
Name: Michael F. Perry
Title: Managing Director

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GCRF II Credit Facility Termination Agreement

IN WITNESS WHEREOF, the undersigned have executed and delivered this Termination Agreement as of the date first stated above.

THE PRIVATEBANK AND TRUST COMPANY, as Lender

By:	/s/ Michael F. Perry
Name: Michael F. Perry
Title: Managing Director

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GCRF II Credit Facility Termination Agreement

IN WITNESS WHEREOF, the undersigned have executed and delivered this Termination Agreement as of the date first stated above.

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Leslie H. Hundley
Name: Leslie H. Hundley
Title: Vice President

GCRF II Credit Facility Termination Agreement

Schedule I

Pay-Off Amount Schedule

Credit Facility Termination Agreement

Schedule II

UCC Financing Statement No.	Filed Date

20134625183 (Delaware)	11/22/2013

20134630290 (Delaware)	11/22/2013

Credit Facility Termination Agreement